UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2015

Date of reporting period: November 19, 2015

Kavilco Incorporated Newsletter

November 19, 2015

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and a blank direct deposit request form have not been included.

Dividend Declaration

On November 6, 2015, the Board of Directors declared a cash dividend of $74.00 per share, none of which was long-term capital gains.

This dividend was paid to shareholders of record as of November 6, 2014. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 19, 2015.

As of November 19, 2015, Kavilco has made over fifty million dollars in payments to shareholders; $51,527,658 dollars to be exact. We have distributed more than the entire net worth of Kavilco, which now has total assets of $39,223,609. In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means that Kavilco Incorporated has saved shareholders $14,366,520 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $119,721 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Sincerely,

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Highlights of the Annual Meeting

Shareholder and Reverend Randall Jones opened the annual meeting of shareholders with a prayer. After welcoming remarks by President Louis Jones, Sr. and the introduction and statements by the Board of Directors, The President continued by introducing young and new shareholders.

Shareholder Julie Coburn spoke, saying that she thought the Board was going in a smart direction and that they were exceptional money managers.

Shareholder Audrey Escoffon spoke about the a proposal that has been put forward by the State of Alaska to raise the minimum student count from 10 to 25 in order for schools to qualify for State funding.

Thanks and a standing ovation was given to Ed Mecham and Dirk Richardson, for their many years of service as Inspectors of Elections for Kavilco, upon their retirement.

President Louis Jones, Sr. reminded shareholders that the long awaited Longhouse rededication ceremony would be happening on September 3, 2016 and asked shareholders “to save the date” for this important ceremony for Kasaan.

Preparations are under way for the ceremony in Kasaan and are being led by the Organized Village of Kasaan. They are doing a great job and Kavilco is very grateful.

There was a moment of silence at the Annual Meeting to remember the shareholders that were lost in 2015, including Mae Leask, Caroline Hendrixson, Stanton Campbell, Malcolm Miller, and Leanne Whitecotton.

Annual Dinner and Auction

At Kavilco Inc.'s 36th Annual Dinner and Kasaan Haida Heritage Foundation auction Ron Leighton Tribal President of The Organized Village of Kasaan presented this aerial photo of Kassan to Louis L Jones, Sr. President of Kavilco Inc. as a jester of appreciation and recognition of the excellent working relationship between Kavilco and OVK.

The Dinner was halibut this year and received rave reviews.

After dinner the Kasaan Haida Heritage Foundation held their auction with Henry Jones as the head auctioneer. Items up for auction included (but were not limited to) smoked salmon, framed pictures from Willard Jones archives, Haida potatoes, homegrown garlic, a scarf, jarred salmon, Alaskan fudge, Hudson's Bay tea, handcrafted Seahawks blanket, items in memory of Malcom Jay Miller, and beautiful handmade items from Haida Artists Opal Olsen, Audrey Escoffon, and Ardath Peterson.

Election Results

Louis Jones Sr., Kenneth Gordon, and Frederick O. Olsen, Jr. were all re-elected to the Kavilco Board of Directors.

The Selection of Peterson Sullivan LLP, as put forward by the Board, was also ratified.

Sixty three percent (63%) of the vote was returned by shareholders.

Proxy Prizes Awarded

$350 ea. Early Bird Draw-for ballots returned by October 23, 2015.

Shareholders: Danielle Mooney, Mary Jones, & Melinda White

$200 ea. All Ballots Draw-all returned ballots were eligible for this draw.

Shareholders: Eleanor Hadden, Randall Jones, Ramona Hamar, Linda McClure, and Justin Jones

$100 ea. Attendees Draw-for returned ballot and attendance at the annual meeting.

Shareholders: John Lawrence, Lorraine Kahle, Janelle Hyatt, Della Coburn, and Henry Jones

Chief Financial Officer's Report

Mr. Burns stated that the average yield of the corporate bond portfolio is in excess of 5%. Unfortunately, there is no income generating investments that would make up the lost revenue from maturing corporate bonds. For example, there is $3,676,000 of bonds maturing over the next 12 months. Proceeds from the bonds will be reinvested in equities that yield in the 3% to 3.5% range. Accordingly, there will be a reduction in income that will impact your dividend. This reinvestment battle has been going on for the last three years.

By every indicator, equity market valuations are overvalued creating a highly speculative environment. To compound matters, headwinds from major declines in manufacturing, new orders for capital goods and other economic indicators will weigh heavily on the stock market. We have no choice but to invest in the overvalued dividend yielding equities in order to make up for the lost interest income from bonds.

The Federal Reserve perennial threat to increase short-term interest rates coupled with the decline in oil and gas prices have created market turbulence in equities and bonds. Kavilco's portfolio has had monthly swings in market value in excess of a million dollars. Fortunately, the changes in value do not impact your dividends.

One equity strategy that has helped out the decline in investment income has been investing in the ten highest yielding Dow Jones Industrial stocks. The strategy is to sell those stocks with capital gains in November. This year, General Electric, McDonalds, and Merck & Co had total unrealized gains of $81,000 that has been factored into your dividend.

Mr. Burns briefly discussed the tax advantages of being a Registered Investment Company and the Security and Exchange oversight.

Also, the board approved a change in custodians which will save the company approximately $20,000. Dividend payments will be made by our new custodian Wells Fargo Bank.